UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 27, 2015

AMERICAN TOWER CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-14195	65-0723837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

116 Huntington Avenue

Boston, Massachusetts  02116

(Address of Principal Executive Offices)  (Zip Code)

(617) 375-7500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01        Completion of Acquisition or Disposition of Assets.

As previously reported on its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 30, 2015 (the “Closing 8-K”), American Tower Corporation (the “Company”), through certain of its wholly owned subsidiaries, completed its acquisition of the exclusive right to lease, acquire or otherwise operate and manage 11,448 wireless communications sites from certain subsidiaries of Verizon Communications Inc. (“Verizon”) for approximately $5.053 billion in cash (the “Verizon Transaction”) on March 27, 2015.

For a description of the Verizon Transaction and the related agreements, see Item 1.01 of the Company’s Current Report on Form 8-K filed with the SEC on February 5, 2015, as supplemented by the Closing 8-K.

This Current Report on Form 8-K/A amends the Closing 8-K and is being filed to provide the financial statements and pro forma financial information relating to the Verizon Transaction set forth below under Item 9.01. In entering into the Verizon Transaction, the Company evaluated, among other things, sources of revenue (including, but not limited to, the lease to Verizon, described more fully in the Closing 8-K) and expenses (including, but not limited to, expenses associated with leases, property taxes, repairs and maintenance and utilities, as well as other operating expenses and selling, general and administrative expenses). After reasonable inquiry, management is not aware of any other material factors affecting these sites that would cause the reported financial information not to be indicative of their future operating results, other than as disclosed in the pro forma financial information.

Item 9.01        Financial Statements and Exhibits.

(a) Financial statements of real estate operations acquired

1.

The audited statement of revenues and certain expenses of Tower Sites (a component of Verizon) for the year ended December 31, 2014 is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

(b) Pro forma financial information

The following unaudited pro forma condensed combined financial information of the Company, giving effect to the Verizon Transaction, is attached as Exhibit 99.2 hereto and is incorporated herein by reference:

1.	The unaudited pro forma condensed combined balance sheet and the notes thereto as of December 31, 2014; and
2.	The unaudited pro forma condensed combined statement of operations and notes thereto for the year ended December 31, 2014.

(d) Exhibits

Exhibit No. Description

23.1	Consent of Ernst & Young LLP, Independent Auditors.

99.1	Audited statement of revenues and certain expenses of Tower Sites (a component of Verizon) for the year ended December 31, 2014.

99.2	The unaudited pro forma condensed combined financial information of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN TOWER CORPORATION

Date: June 11, 2015	By:	/s/ THOMAS A. BARTLETT
Thomas A. Bartlett
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No. Description

23.1	Consent of Ernst & Young LLP, Independent Auditors.

99.1	Audited statement of revenues and certain expenses of Tower Sites (a component of Verizon) for the year ended December 31, 2014.

99.2	The unaudited pro forma condensed combined financial information of the Company.